Execution Copy: August 1, 2013

ANDA SECURITY AGREEMENT

THIS ABBREVIATED NEW DRUG APPLICATION SECURITY AGREEMENT (the “Agreement”), dated as of August 1, 2013, between Elite Laboratories, Inc., a Delaware corporation (“Elite”) and its parent, Elite Pharmaceuticals, Inc., a Nevada corporation (collectively, “Debtors”), and Mikah Pharma LLC, a limited liability company organized under the laws of the State of Delaware ("Secured Party");

WHEREAS, Debtors and Secured Party are parties to that certain Secured Convertible Note Due 2016 of even date herewith (herein, as at any time amended, extended, restated, renewed or modified, the "Note"); and

WHEREAS, it is a condition to the willingness of Secured Party to enter into the Asset Purchase Agreement by and between Secured Party and Elite of even date (the “Purchase Agreement”), to sell the Purchased Assets (as defined in the Purchase Agreement) to Elite and to accept the Note as consideration under the Purchase Agreement for the Purchased Assets that Debtors enter into this ADNA Security Agreement and grant to Secured Party the security interest provided for herein; and

WHEREAS, in order to induce Secured Party to accept the Note and the debt evidenced thereby as consideration for the Purchased Assets under the Purchase Agreement, Debtors have agreed to grant to Secured Party a security interest in and to and mortgage on the Abbreviated New Drug Applications included in the Purchased Assets (collectively, the "ANDAs"). This Agreement is being executed contemporaneous with the Purchase Agreement and the Note under which Secured Party is granted a lien on and security interest in and to, the ANDAs, whereby Secured Party shall have the right to foreclose on the ANDAs in the event Secured Party alleges the occurrence of an Event of Default under the Note. Terms not defined herein shall have the meaning set forth in the Note and terms not defined herein or in the Note shall have the meaning set forth in the Purchase Agreement.

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration the sufficiency of which is hereby acknowledged, Debtors hereby agree with Secured Party as follows:

1. To secure any and all obligations of Debtors to Secured Party under the Note and Transaction Documents, including but not limited to, repayment of the obligations of Debtors under the Note, Debtors hereby convey, grant, assign, pledge, transfer, mortgage, and create in favor of Secured Party a security interest in and to and mortgage on all of Debtors’ right, title and interest in and to the Purchased Assets (as that term is defined in the Purchase Agreement), including without limitation any and all rights under any notices or agreements related thereto (collectively, the “Collateral”).

2. Debtors represent, covenant and warrant that:

(a) the ANDAs are subsisting;

(b) Elite is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Collateral, free and clear of any liens, charges and encumbrances, including without limitation pledges, assignments, registered user agreements and covenants by Debtors not to sue third persons;

(c) Debtors have the unqualified right to enter into this Agreement and perform its terms; and

(d) All ANDAs on file with the Food and Drug Administration (the "FDA") were prepared in accordance with applicable law.

3. Debtors agree that, until all of the obligations under the Note shall have been satisfied in full, Debtors will not, without Secured Party's prior written consent, which consent will not be unreasonably withheld, enter into any agreement to transfer or sell any of the Collateral.

3A. Perfection of Secured Party’s Interests.

(a) Debtors agree to cooperate and join, at their expense, with Secured Party in taking such steps as are reasonably necessary, in Secured Party’s judgment, to perfect or continue the perfected status of the security interests granted hereunder, including, without limitation, the execution and delivery of any financing statements, amendments thereto and continuation statements, the delivery of chattel paper, documents or instruments to the Secured Party, the obtaining of landlords’ and mortgagees’ waivers required by Secured Party, the notation of encumbrances in favor of Secured Party on certificates of title, and the execution and filing of any collateral assignments and any other instruments reasonably requested by Secured Party to perfect its security interest in any and all of the Collateral.

(b) Secured Party may at any time and from time to time, file financing statements, continuation statements, filings with the FDA or other federal agencies, and amendments thereto, that describe the Collateral and which contain any other information required by the Uniform Commercial Code or federal law for the sufficiency or filing office acceptance of any financing statement, continuation statement, other filing, or amendment, including whether a Debtor is an organization, the type of organization and any organization identification number issued to the Debtor. Debtors agree to furnish any such information to the Secured Party promptly upon request. Any such financing statements, continuation statements, other filing or amendments may be signed by Secured Party on behalf of Debtors, and may be filed at any time in any jurisdiction, whether or not Revised Article 9 of the Uniform Commercial Code is then in effect in that jurisdiction. The foregoing grant of authority to sign and file such documents on behalf of Debtors is a power of attorney coupled with an interest and shall be irrevocable for the life of this Agreement. Secured Party, or its designee, as attorney-in-fact, will not be liable for any acts or omissions, or for any error of judgment or mistake of fact or law, except for gross negligence, or willful misconduct. This power, being coupled with an interest, is irrevocable until all obligations of Debtors to Secured Party under the Note and Transaction Documents have been indefeasibly paid in full and performed and satisfied.

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(c) Debtors shall, at any time and from time to time, take such steps as Secured Party may reasonably require for Secured Party, (i) to obtain an acknowledgment, in form and substance satisfactory to the Secured Party, of any third party having possession of any of the Collateral that the third party holds such Collateral for the benefit of the Secured Party, and (ii) otherwise to insure the continued perfection and priority of Secured Party’s security interest in any of the Collateral and of the preservation of its rights therein.

4. If any Event of Default under the Note or this Agreement shall have occurred, Secured Party shall have, in addition to all other rights and remedies given it by this Agreement, those allowed by law and the rights and remedies of a Secured Party under the Uniform Commercial Code as enacted in any jurisdiction in which the ANDAs may be deemed located and, without limiting the generality of the foregoing, Secured Party may immediately, without demand of performance and without notice or demand whatsoever to Debtor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, assign, transfer, license or otherwise dispose of, including but not limited to, transferring the ANDAs in New Jersey or elsewhere, all or from time to time any of the ANDAs, or any interest which Debtors may have therein, and after deducting from the proceeds of sale or other disposition of any and all of the ANDAs all expenses (including all expenses for broker's fees and legal services), apply the residue of such proceeds to Debtors’ obligations to Secured Party under the Note. Any remainder of the proceeds after payment in full of Debtors’ obligations owing to Secured Party under the Note and Transaction Documents including but not limited to the repayment in full of Debtors’ obligations to Secured Party under the Note shall be paid over to Debtor. Notice of any sale or other disposition of the ANDAs shall be given to Debtors at least five (5) days before the time of any intended public or private sale or other disposition of the ANDAs is to be made, which Debtors hereby agree shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, Secured Party or any holder of the Note may, to the extent permissible under applicable law, purchase the whole or any part of the ANDAs free from any right of redemption on the part of Debtors, which right is hereby waived and released. Debtors waive the benefit of any marshalling doctrine with respect to Secured Party’s exercise of its rights hereunder. Debtors grant a royalty-free license to Secured Party for all patents, service marks, trademarks, trade names, copyrights, computer programs and other intellectual property and proprietary rights sufficient to permit Secured Party to exercise all rights granted to Secured Party under this Agreement.

5. At such time as Debtors shall completely satisfy all of Debtors’ obligations to Secured Party under the Note and Transaction Documents including but not limited to repayment of the obligations of Debtors under the Note, this Agreement and the Note shall terminate and Secured Party shall execute and deliver to Debtors all documents and other instruments as may be necessary or proper to terminate this Agreement and re-vest in Elite the ANDAs, subject to any disposition thereof which may have been made by Secured Party pursuant hereto.

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6. Any and all fees, costs and expenses, of whatever kind or nature, including reasonable attorney's fees and legal expenses incurred by Secured Party in connection with the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the ANDAs, or in defending or prosecuting any actions or proceedings arising out of or related to the ANDAs, shall be borne and paid by Debtors on demand by Secured Party and until so paid shall become part of Debtors’ obligations under the Note. Debtors hereby agree to execute and deliver to Secured Party any and all additional documents requested by Secured Party regarding the ANDAs at any time and from time to time in its discretion to carry out and enforce the terms and conditions of this Agreement.

7. Debtors shall have the duty, through counsel acceptable to Secured Party, to complete the approval process of the ANDAs, pending as of the date of this Agreement or thereafter until all of Debtors’ obligations under the Note shall have been paid in full, to file and provide further information and documentation and to do any and all acts which are necessary or desirable to seek approval of the ANDAs and to preserve and maintain all rights to the ANDAs. Any expenses incurred in connection with the ANDAs shall be borne by Debtors. Debtors shall not abandon any ANDAs without the consent of Secured Party, which consent shall not be unreasonably withheld.

8. If Debtors breach or fail to comply with any of the terms and conditions of this Agreement or upon the occurrence of an Event of Default under the Note or any of the Transaction Documents, Debtors hereby authorize and empower Secured Party to make, constitute and appoint any officer or agent of Secured Party as Secured Party may select, in its exclusive discretion, as Debtors’ true and lawful attorney-in-fact, with the power to endorse Debtors’ name on all applications, documents, papers and instruments of every kind and nature necessary or desirable, including without limitation, for Secured Party to approve, use, own, transfer, assign, license or dispose of the ANDAs, or necessary or desirable for Secured Party to assign, pledge, convey or otherwise transfer title in or dispose of the ANDAs to Secured Party or anyone else, including without limitation any and all Forms 356H, and/or such other forms as the FDA shall require. Debtors hereby ratify all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Agreement. Secured Party, or its designee, as attorney-in-fact, will not be liable for any acts or omissions, or for any error of judgment or mistake of fact or law, except for gross negligence, or willful misconduct. This power, being coupled with an interest, is irrevocable until all obligations of Debtors to Secured Party under the Note and Transaction Documents have been indefeasibly paid in full and performed and satisfied.

9. If Debtors fail to comply with any of their obligations hereunder, Secured Party may do so in Debtors’ name or in Secured Party's name, but at Debtors’ expense, and Debtors hereby agree to reimburse Secured Party in full for all expenses, including reasonable attorney's fees, incurred by Secured Party in approving, protecting, defending and maintaining the ANDAs.

10. No course of dealing between Debtors and Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of Secured Party, any right power or privilege hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

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11. All of Secured Party's rights and remedies with respect to the ANDAs, whether established hereby or by the Note or the other Transaction Documents, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

12. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

13. This Agreement is subject to modification only by a writing signed by the parties.

14. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

15. The validity and interpretation of this Agreement and the rights and obligations of the parties shall be governed by the laws of the State of New Jersey.

16. The provisions of Sections 13 and 14 the Note are hereby incorporated by reference into this Agreement. To the extent that there is a conflict between the provisions of this Agreement and Sections 13 and 14 of the Note, the provisions of this Agreement shall govern.

[Signature Page follows]

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Execution Copy: August 1, 2013

IN WITNESS WHEREOF, this ANDA Security Agreement is execution hereof as of the day and year first above written.

Debtors:

	ELITE LABORATORIES, INC.		ELITE PHARMACEUTICALS, INC.

By:		By:
Name:			Name:
Title:			Title:

Secured Party:

MIKAH PHARMA LLC

By:
Nasrat Hakim
Title:

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STATE OF NEW JERSEY )

) ss.:

COUNTY OF                         )

On the____________day of August, in the year 2013, before me personally came ___________ to me known, who, being by me duly sworn, did depose and say that he resides in _________________; that he is the _______________ of Elite Laboratories, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by authority of the board of directors of said corporation.

______________________

Notary Public

STATE OF NEW JERSEY )

) ss.:

COUNTY OF                         )

On the                                       day of August, in the year 2013, before me personally came _________, to me known, who, being by me duly sworn, did depose and say that he resides in ___________; that he is the of Elite Pharmaceuticals, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by authority of the board of directors of said corporation.

______________________

Notary Public

STATE OF NEW JERSEY )

) ss.:

COUNTY OF                        )

On the ______________day of August, in the year 2013, before me personally came Nasrat Hakim, to me known, who, being by me duly sworn, did depose and say that he resides in ______________ ; that he is the ________________of Mikah Pharma LLC., the limited liability company described in and which executed the above instrument; and that he signed his name thereto upon his authority as manager of said company.

__________________________

Notary Public

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SPECIAL POWER OF ATTORNEY

STATE OF NEW JERSEY)

) ss.:

COUNTY OF _______________)

KNOW ALL MEN BY THESE PRESENTS, that Elite Laboratories, Inc., a Delaware corporation, having an address at 165 Ludlow Avenue, Northvale, New Jersey 07647 ("Debtor"), pursuant and subject to the terms and conditions contained in an Abbreviated New Drug Application Security Agreement dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the "Security Agreement"), hereby appoints and constitutes Mikah Pharma LLC with an address at 20 Kilmer Drive, Hillsborough, New Jersey, 08844 ("Secured Party"), its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Debtor:

1. Assigning, selling, transferring, or otherwise disposing of all right, title and interest of Debtor in and to all Abbreviated New Drug Applications ("ANDA") of Debtor specified in the Security Agreement, and all registrations and recordings thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, and to execute and deliver any and all agreements, documents, instruments of assignment or other writings necessary or advisable to effect such purpose;

2. To execute any and all documents, statements, certificates or other writings necessary or advisable in order to effect the purposes described above as Secured Party may in its sole discretion determine including without limitation any and all Forms 356H and/or such other forms as the FDA may require.

This power of attorney is made pursuant to the Security Agreement, dated the date hereof, between Debtor and Secured Party and may not be revoked until the payment in full of all Debtors’ obligations under the Security Agreement.

ELITE LABORATORIES, INC.

ATTEST:
By:
Name:
Title:

Name:
Title

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STATE OF NEW JERSEY )

) ss.:

COUNTY OF _______________)

On the______________ day of August, in the year 2013, before me personally came ___________, to me known, who, being by me duly sworn, did depose and say that he resides in______________; that he is the______________ of Elite Laboratories, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by authority of the board of directors of said corporation.

__________________________

Notary Public

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